UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________________
FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 25, 2019
__________________________________________________________
APX GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West Provo, UT 84604
(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

As previously announced, on February 25-26, 2019, APX Group Holdings, Inc. (the “Company”) intends to attend the JP Morgan 2019 Global High Yield & Leveraged Finance Conference at the Loews Miami Beach Hotel in Miami Beach and the JMP Securities Technology Conference at The Ritz-Carlton in San Francisco. The Company plans to present information about the Company on February 25, 2019 at 2:00 p.m. PST at the JMP Securities Technology Conference. The presentation will include, among other things, certain preliminary unaudited financial and operational results for the Company’s quarter and full year ended December 31, 2018. For the year ended December 31, 2018, the Company’s total revenue is estimated to be between $1,047 million to $1,053 million, net loss is estimated to be between $465 million and $471 million, and Adjusted EBITDA is estimated to be between $538 million and $544 million. For the quarter ended December 31, 2018, the Company’s total revenue is estimated to be between $274 million and $280 million, net loss is estimated to be between $116 million and $122 million, and Adjusted EBITDA is estimated to be between $137 million and $143 million. The Company’s estimated Last-Twelve Month attrition is between 12.2% and 12.4%. The written presentation materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein. The slides contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth herein and therein.

The selected preliminary financial data in this Current Report on Form 8-K, including the presentation materials furnished as Exhibit 99.1 to this report, has been prepared by, and is the responsibility of, the management of the Company. The information and estimates have not been compiled or examined by the Company’s independent auditors and are subject to revision as the Company prepares its financial statements as of and for the year ended December 31, 2018. Because the Company has not completed its normal quarterly and annual closing, review and audit procedures for the year ended December 31, 2018, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the quarter and full year ended December 31, 2018 will not differ materially from these estimates. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results for the quarter and full year ended December 31, 2018 are not necessarily indicative of the results to be achieved for any future period.

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In addition, this Current Report on Form 8-K, including the presentation slides furnished as Exhibit 99.1 to this report include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements with respect to certain preliminary unaudited financial results for the Company’s quarter and full year ended December 31, 2018, which are subject to finalization and contingencies associated with the Company’s quarterly and annual financial and accounting procedures. These statements are based on the beliefs and assumptions of management. Although the Company believes that its estimates, plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these estimates, plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the smart home and security industry and product introductions and promotional activity by our competitors;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements;

•	cost increases or shortages in smart home and security technology products or components;

•	the introduction of unsuccessful new products and services;

•	privacy and data protection laws, privacy or data breaches, or the loss of data; and

•
the impact to the Company’s business, results of operations, financial condition, regulatory compliance and customer experience of the Vivint Flex Pay plan and our ability to successfully compete in retail sales channels.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K, including the presentation slides furnished as Exhibit 99.1 to this report are more fully described in the “Risk Factors” section in the Company’s annual report on form 10-K for the year ended December 31, 2017, filed with the Securities Exchange Commission (SEC), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks described in “Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on the Company’s business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01    Regulation FD Disclosure.

The information included in Item 2.02 above is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Presentation Slides dated February 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale R. Gerard
Name: Dale R. Gerard
Title: Senior Vice President of Finance and Treasurer

Date: February 25, 2019